UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

____________________________

FORM 8-K

____________________________

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act Of 1934

Date of Report (Date of earliest event reported): February 25, 2026

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CRANE NXT, CO.

(Exact name of registrant as specified in its charter)

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delaware

(State or other jurisdiction of incorporation)

Delaware	1-1657	88-0706021
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

950 Winter Street 4th Floor North Waltham MA	02451
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: 781-755-6868

N/A

(Former name or former address, if changed since last report)

____________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value $1.00	CXT	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01	Regulation FD Disclosure.

On February 25, 2026, Crane NXT, Co., (the “Company”) is hosting an Investor Day that will feature formal presentations from the Company’s management team that will begin at 8:30 a.m. Eastern Time.

In connection with the Investor Day, the Company has posted an updated corporate presentation to its website at investors.cranenxt.com/overview/default.aspx, which includes, among other disclosures, updates with respect to the Company’s business, 2026 financial outlook and 2028 targets.

The Company will webcast its Investor Day presentations from 8:30 a.m. to approximately 12:00 p.m. Eastern Time on Wednesday, February 25, 2026. The webcast and presentations will be available on the “Events and Presentations” page of the Investor Relations section of the Company’s website. A replay of the webcast will be available for one year following the event.

The information contained in this Current Report is being furnished and shall not be deemed to be “filed” for purposes of Section 18 of, or otherwise regarded as filed under, the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits.

The following exhibit relating to Item 7.01 shall be deemed furnished, and not filed.

Exhibit No.	Description of Exhibit

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

February 25, 2026

CRANE NXT, CO.

By:	/s/ Paul G. Igoe
	Name:	Paul G. Igoe
	Title:	Senior Vice President, General Counsel and Secretary